EXHIBIT 10.23


                             EMPLOYMENT AGREEMENT

      THIS EMPLOYMENT AGREEMENT is made as of the 19th day of January, 1999, by and between VALUE AMERICA, INC., a Virginia corporation (the "Company"), and Rex Scantena (the "Employee").

      In consideration of the mutual covenants contained herein, the Company and the Employee agree as follows:

       1. Employment. The Company agrees to employ the Employee and the Employee agrees to continue in the employ of the Company on the terms and conditions hereinafter set forth.

       2. Capacity. The Employee shall serve the Company in such positions or offices with such authority, titles and duties as may be prescribed from time to time by the President, Chief Executive Officer or Board of Directors (the "Board") of the Company, and shall serve the Company in such other or additional offices in which he may be requested to serve from time to time.

       3. Effective Date and Term. The commencement date of this Agreement shall be January 19, 1999 (the "Commencement Date"). Subject to the provisions of
Section 6, the term of the Employee's employment hereunder shall be for two years from the Commencement Date; provided, however, that the term shall be extended automatically for an additional period of one year commencing on the second anniversary of the Commencement Date and on each subsequent anniversary thereafter, unless either the Employee or the Company gives written notice to the other, at least thirty (30) days prior to the date of any such anniversary, of such party's election not to extend the term of this Agreement. The last day of such term, as so extended from time to time, is herein sometimes referred to as the "Expiration Date."

       4. Compensation and Benefits. The regular compensation and benefits payable to the Employee under this Agreement shall be as follows:

            (a) Salary. For all services rendered by the Employee under this Agreement, the Company shall pay the Employee a total annual salary as agreed to subject to increase or decrease at any time and, from time to time, in the sole discretion of the Company. The Employee's salary shall be payable in periodic installments in accordance with the Company's usual payroll practices.


            (b) Regular Benefits. The Employee shall also be entitled to participate in any employee benefit plans, medical insurance plans, life insurance plans, disability income plans, retirement plans, bonus incentive plans and other benefit plans from time to time in effect for all employees of the Company. Such participation shall be subject to (i) the terms of the applicable plan documents, (ii) generally applicable policies of the Company and
(iii) the discretion of the Board or any administrative or other committee provided for in or contemplated by such plan.

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            (c) Business Expenses.  The Company shall reimburse the Employee for all reasonable travel and other business expenses incurred by him in the performance of his duties and responsibilities, subject to such requirements with respect to substantiation and documentation as may be specified by the Company.

            (d) Vacation. The Employee shall be entitled to such number of weeks of vacation per year as shall be provided for in Company's employee handbooks, or as otherwise agreed to, as modified from time to time, to be taken at such times and intervals as shall be determined by the Employee with the approval of the Company.

            (e) Other Incentives. The Company may, but shall not be obligated to, provide the Employee with such other performanced-based compensation, benefits or incentives as shall be established, amended or thereafter terminated from time to time by and in the sole discretion of the Board or the compensation committee thereof, and in considering any such compensation, benefits or incentives, the Board or such committee may consider such factors as the Employee's performance, productivity and contribution to the Company's profitability.

       5. Extent of Service. During his employment hereunder, the Employee shall, subject to the direction and supervision of the President, Chief Executive Officer and Board, devote his full business time, best efforts and business judgment, skill and knowledge to the advancement of the Company's interests and to the discharge of his duties and responsibilities hereunder. The Employee shall not engage in any other business activity during normal business hours, except as may be approved by the President, Chief Employee Officer or Board of the Company.

       6.   Termination.

            Notwithstanding   the   provisions  of  Section  3,  the  Employee's
employment hereunder shall terminate under the following circumstances and shall be subject to the following provisions:

            (a) Death. In the event of the Employee's death during the Employee's employment hereunder, the Employee's employment shall terminate on the date of his death and the Employee or his estate shall be entitled to no further compensation or benefits under this Agreement; provided, however, that the Company shall continue to pay an amount equal to the Employee's salary to the Employee's beneficiary designated in writing to the Company prior to his death (or to his estate, if he fails to make such designation) for a period of one month after the date of the Employee's death, at the salary rate in effect on the date of his death, said payments to be made on the same periodic dates as salary payments would have been made to the Employee had he not died.

            (b) Termination by the Company for Cause. The Employee's employment hereunder may be terminated without further liability on the part of the Company effective immediately by the Company (acting through its President, Chief Executive Officer or Board), for Cause by written notice to the Employee setting forth in reasonable detail the nature of such Cause. Upon termination of employment by the Company for Cause, the Employee shall be entitled to no further compensation or benefits under this Agreement. Only the following shall constitute "Cause" for such termination:

                  (i) gross incompetence, gross negligence, willful misconduct in office or breach of a material fiduciary duty owed to the Company, or any subsidiary or affiliate thereof;

                  (ii) conviction of a felony, a crime of moral turpitude or commission of an act of embezzlement or fraud against the Company, or any subsidiary or affiliate thereof;

                  (iii) any material breach by the Employee of a material term of this Agreement or any other agreement between the Employee and the Company, including without limitation material failure to perform a substantial portion of his duties and responsibilities hereunder; continued failure, after reasonable notice from the Company, to adhere to or satisfy any production, performance or other standards established by the Company and communicated to the Employee; or unauthorized use or disclosure of Confidential Information or trade secrets of the Company; or

                  (iv) dishonesty or fraud of the Employee with respect to the Company, or any subsidiary or affiliate thereof.

            (c) Termination by the Employee. The Employee may terminate his employment hereunder by written notice to the President, Chief Executive Officer or Board. Upon termination of employment by the Employee, the Employee shall be entitled to no further compensation or benefits under this Agreement.

            (d) Termination by the Company Without Cause. The Employee's employment with the Company may be terminated without Cause by the Company (acting through its President, Chief Executive Officer or Board), effective immediately by written notice to the Employee. Upon termination of employment by the Company without Cause, the Company shall pay to the Employee within fifteen
(15) days after the date of termination cash in the amount of (i) any unpaid salary due to the Employee hereunder through the date of the termination, plus
(ii) any accrued but unpaid vacation pay due to the Employee.

            (e) No Termination Benefits. In the event of any termination of the Employee's employment hereunder for any reason (including without limitation pursuant to Sections 3, 6(a), 6(b), 6(c), 6(d) or Section 7 hereof), the Employee shall not be entitled to any salary, bonus, severance pay or benefits not otherwise specified herein.

            (f) Litigation and Regulatory Cooperation. The Employee shall reasonably cooperate with the Company in the defense or prosecution of any claims or actions now in existence or which may be brought in the future against or on behalf of the Company, which relate to events or occurrences that transpired while the Employee was employed by the Company. The Employee's reasonable cooperation in connection with such claims or actions shall include, but not be limited to, being reasonably available to meet with counsel to prepare for discovery or trial and to act as a witness on behalf of the Company, at mutually convenient times and locations. The Employee shall also reasonably cooperate with the Company in connection with any examination or review of any federal or state regulatory authority as any such examination or review relates to events or occurrences that transpired while the Employee was employed by the Company. If such cooperation is required after the Employee ceases to be employed by the Company, the Company shall pay the Employee for such cooperation a fee of twenty five dollars ($25.00) per hour, payable monthly in arrears, and will reimburse the Employee for any reasonable out-of-pocket expenses incurred in connection therewith.

        7. Developments, Noncompete and Confidential Information. Simultaneous with his execution of this Agreement, and as a material part of the consideration for the Company's entering into this Agreement, the Employee agrees to execute, comply with the terms of and become bound by a Developments, Noncompete and Nondisclosure Agreement with the Company in the form of Exhibit A attached hereto, the terms of which (a) are incorporated into this Agreement in their entirety, (b) are deemed for all purposes to be a part of this Agreement, and (c) shall survive any termination of this Agreement.

       8. Conflicting Agreements. The Employee hereby represents and warrants that the execution of this Agreement and the performance of his obligations hereunder will not breach or be in conflict with any other agreement to which he is a party or by which he is bound, and that he is not subject to any covenants against competition or similar covenants which would affect the performance of his obligations hereunder.

      9. Withholding. All payments made by the Company under this Agreement shall be net of any tax or other amounts required to be withheld by the Company under applicable law.

      10. Arbitration of Disputes. Any controversy or claim arising out of or relating to the employment relationship between the Employee and the Company shall be settled by arbitration in accordance with the laws of the Commonwealth of Virginia by three arbitrators, one of whom shall be appointed by the Company, one by the Employee and the third by the first two arbitrators. If the first two arbitrators cannot agree on the appointment of a third arbitrator, then the third arbitrator shall be appointed by the American Arbitration Association in the City of Richmond. Such arbitration shall be conducted in the City of Richmond in accordance with the rules of the American Arbitration Association, except with respect to the selection of arbitrators which shall be as provided in this Section 11. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Each party shall bear their own costs and attorney's fees.
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      11. Assignment;  Successors and Assigns,  etc. Neither the Company nor the
Employee may make any assignment of this Agreement or any interest herein, by operation of law or otherwise, without the prior written consent of the other party or parties; provided, however, that the Company may assign its rights under this Agreement without the consent of the Employee in the event that the Company shall hereafter effect a reorganization, consolidation with or merges into any other Person, or transfer all or substantially all of its properties or assets to any other Person. This Agreement shall inure to the benefit of and be binding upon the Company and the Employee, their respective successors,
subsidiaries,   affiliates,  executors,   administrators,  heirs  and  permitted
assigns. In the event of the Employee's death prior to the completion by the Company of all payments due him under this Agreement, the Company shall continue such payments to the Employee's beneficiary designated in writing to the Company prior to his death (or to his estate, if he fails to make such designation).

      12. Enforceability. If any portion or provision of this Agreement shall to any extent be declared illegal or unenforceable by a court of competent jurisdiction, then the remainder of this Agreement, or the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby, and each portion and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

      13. Waiver. No waiver of any provision hereof shall be effective unless made in writing and signed by the waiving party or parties. The failure of any party to require the performance of any term or obligation of this Agreement, or the waiver by any party of any breach of this Agreement, shall not prevent any subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach.

      14. Notices. Any notices, request, demands and other communications provided for by this Agreement shall be sufficient if in writing and delivered in person or sent by registered or certified mail, postage prepaid (in which case notice shall be deemed to have been given on the third day after mailing), or by overnight delivery by a reliable overnight courier service (in which case notice shall be deemed to have been given on the day after delivery to such courier service) to the Employee at the last address the Employee has filed in writing with the Company or, in the case of the Company, at its main offices, attention of its President or Chief Executive Officer.

      15. Amendment. This Agreement may be amended or modified only by a written instrument signed by the Employee and by a duly authorized representative of the Company.

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      16.  Governing  Law.  This is a Virginia  contract  and shall be construed under and be governed in all respects by the laws of the Commonwealth of Virginia.

      17. Entire Agreement. This Agreement, the Developments, Noncompete and Nondisclosure Agreement referred to in Section 8, and any Incentive Stock Option Agreement entered into by the Company and the Employee constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous written or oral agreements or understandings with respect to the subject matter hereof.

      18. Legal Counsel. Employee has reviewed the contents of this Agreement and fully understands its terms. Employee acknowledges that he/she is fully aware of his right to the advice of counsel independent from that of the Company, that the Company has advised him/her of such right and disclosed to him/her the risks in not seeking such independent advice, and that he/she understands the potentially adverse interests of the parties with respect to this Agreement. Employee further acknowledges that no representations have been made with respect to the income or estate tax or other consequences of this Agreement to him/her and that he/she has been advised of the importance of seeking independent advice of counsel with respect to such consequences.

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      IN  WITNESS  WHEREOF,  this  Agreement  has  been  executed  as  a  sealed instrument by the Company, and by the Employee, as of the date first above written.

                               VALUE AMERICA, INC.

                             By: Glenda Dorchak
                              -----------------------

                                    Title: Chief Operating Officer

                                    Date: 9/20/98




                                Rex Scatena, Employee
                              ------------------------

                                    Date: 1/19/99

                                    Address: 580 Milford Road
                                             Earlysville, VA 22936